UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 4, 2004
(Date of earliest event reported)

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	000-25331	91-1788300

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)

350 The Embarcadero, San	94105
Francisco, CA

(Address of principal	(Zip Code)
executive offices)

(415) 541-2500

(Registrant’s telephone number,
including area code)

Item 5.  Other Events and Regulation FD Disclosure.

          On February 4, 2004, Critical Path, Inc. (the “Company”) issued a press release announcing the resignation of its chief financial officer, William Smartt, and the appointment of James Clark as executive vice president and chief financial officer of the Company. The press release is filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated February 4, 2004.

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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

Date: February 4, 2004	By:	/s/ William E. McGlashan, Jr.

		Name:	William E. McGlashan, Jr.
		Title:	Chief Executive Officer and Chairman of the Board of Directors

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EXHIBIT INDEX

99.1	Press Release dated February 4, 2004.

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